Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Fund at a Glance as of December 31, 2001

Portfolio Management

Patricia Bannan, CFA Tenure: November 2001	Gilman C. Gunn Tenure: November 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

Average Annual Returns

1 year	-13.42%

Since Portfolio Inception	5.18%

12-month income dividends per share	$0.06

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund1 versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Global Leaders Fund outperformed its benchmarks and competitive portfolios in a difficult year for investing in equities. For the twelve-month period ended December 31, 2001, the fund’s total return was -13.42%. During the same period, the Morgan Stanley Capital International World Index returned -16.82%, while the average return of variable annuity, global portfolios was -15.28%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$44,223,504

Number of Holdings	92

P/E Ratio	33.1x

What was the investment environment like during the year, and how did that affect performance?

As economic growth slowed throughout the world, most equity markets, including the United States, posted negative returns. The fund did not escape the downward pull of stock prices throughout the world, but its emphasis on high-quality, industry-leading companies helped mute the impact of the declining markets.

For much of the year, the fund had slightly less than 50% of assets invested in the United States, with the balance in foreign stocks. The U.S. stock market posed a challenging environment throughout the year, with the September 11 terrorist attacks exacerbating the volatility. As economic growth slowed, corporate profits declined and most parts of the stock market lost value -- only consumer discretionary and materials had positive performance. Technology and utility stocks posted the worst performance, even after a technology rally in the final quarter. The U.S. Federal Reserve moved aggressively throughout the year to stimulate growth by cutting short-term interest rates and lowering the cost of borrowing. However, hopes for an early recovery were ended on September 11, although the stock market did recover in the final three months of the year, apparently in anticipation of a rebound in growth in 2002.

Equity investors faced a similar environment overseas. The slowdown that began in the United States rippled throughout the other major markets. Once-popular technology, media and telecommunication stocks -- the “TMT” stocks -- were the hardest hit, but virtually all sectors were affected. Returns on foreign stock investments, especially in Japan and Europe, also were held back by the continuing strengthening of the U.S. dollar versus many major foreign currencies.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Financials	20.4%

Healthcare	16.9%

Consumer Discretionary	15.7%

Information Technology	12.1%

Consumer Staples	10.4%

A new management team took responsibility for the fund in November 2001. How would you describe the investment style of this new team?

We adjust the asset allocation among U.S. and foreign stocks according to where we see the better relative opportunities, but we always keep the portfolio well diversified both to capture the potential rewards and to balance the risks of stock

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

markets around the world. We will continue to concentrate on industry-leading companies globally.

In the United States, our focus is on companies with globally leading franchises that have both attractive returns on equity and good earnings growth rate records. Our stock selections tend to be dominated by large-cap, growth companies. At the end of the fiscal year on December 31, the biggest overweight position was in financial services. Major positions included Citigroup, a major, diversified global financial institution; Fannie Mae, a government-sponsored enterprise involved in mortgage securities; Morgan Stanley, a major investment bank and securities firm; American International Group, a leading global insurer; and MBIA, an industry leader in bond insurance. We also had a noteworthy overweight position in consumer discretionary stocks, with companies such as Wal-Mart, Home Depot and Harley Davidson. We had underweighted cyclical stocks, including materials and energy companies.

In the foreign portfolio, we also have many industry-leading companies. In addition to large-cap companies, we also will invest in some small- and mid-cap companies that have genuine leadership positions in their industries on either a regional or global basis. A recent acquisition subsequent to December 31 illustrates this tactic is our investment in Cochlear, an Australian medical instruments company with a leadership position in a device that allows some profoundly deaf people to greatly improve their hearing. Rush Limbaugh, the radio and television political commentator, recently had a Cochlear implant. After he had been deaf for four months, his hearing has been restored. Last year, a film, entitled “Sound and Fury,” was nominated for an Academy Award in the documentary category. It is the story of how the Cochlear implant is changing the lives of deaf children. While Cochlear is a small company, we believe it has the technology to maintain a sustainable, competitive advantage in the global marketplace.

The biggest international holding as of December 31 was Luxottica Group, the Italian manufacturer and retailer of eyeglass frames and lenses. Other major holdings included Logitech, the Swiss-based manufacturer of computer peripherals, and Hugo Boss, a German manufacturer and retailer of men’s fashionwear that recently has launched a new clothing line for women. One of our recent additions is British American Tobacco (BAT), the world’s second largest tobacco company after Phillip Morris. With an inexpensive stock price, BAT offers a high return on equity, high dividend yield and a dominant position in its industry.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Luxottica Group SpA, ADS	3.0%

General Electric Co.	2.6%

Citigroup, Inc.	2.5%

Altana AG	2.2%

Hugo Boss AG	2.0%

Logitech International SA	1.9%

United Technologies Corp.	1.9%

Swiss Reinsurance Co.	1.8%

Bombardier, Inc.	1.8%

Fannie Mae	1.8%

What is the outlook?

In the United States, we think any rebound in economic growth will be stimulated by an increase in corporate business spending as corporations start to replenish the inventories they have allowed to be drawn down. This increased business activity should spark brisk economic growth for two to three quarters, but continued high levels of consumer debt may put a brake on the pace of the economic expansion. We expect the overall trend in the market to be positive in 2002, with continued short-term volatility. Stock selection and patience will be necessary to be successful.

We also see a rebound in economic growth overseas, and we plan to continue to focus on leading companies that are dominant in their industries.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

	Year Ended December 31,
	2001	2000	1999	1998 #	1997 (a) #

Net asset value, beginning of period	$14.40	$15.85	$12.76	$10.79	$10.00

Income from investment operations

Net investment income	0.06	0.07	0.06	0.10	0.11

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.99)	(1.45)	3.09	1.94	0.77

Total from investment operations	(1.93)	(1.38)	3.15	2.04	0.88

Distributions to shareholders from

Net investment income	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)

Net realized gains	0	0	0	0	(0.03)

Total distributions to shareholders	(0.06)	(0.07)	(0.06)	(0.07)	(0.09)

Net asset value, end of period	$12.41	$14.40	$15.85	$12.76	$10.79

Total return*	(13.42%)	(8.70%)	24.72%	18.92%	8.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$44,224	$43,382	$21,022	$9,583	$2,899

Ratios to average net assets
Expenses‡	1.00%	1.01%	1.01%	1.04%	1.05%†

Net investment income	0.45%	0.57%	0.58%	0.89%	1.15%†

Portfolio turnover rate	76%	21%	17%	12%	11%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

* Total return does not reflect charges attributable to your insurance company’s separate account.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - 95.0%
CONSUMER DISCRETIONARY - 15.7%
Automobiles - 1.2%
Harley-Davidson, Inc.	United States	10,000	$543,100
Hotels, Restaurants & Leisure - 1.9%
Compass Group *	United Kingdom	52,660	394,269
Sodexho Alliance	France	10,218	436,677
830,946
Household Durables - 0.5%
Industrie Natuzzi SpA, ADR	Italy	15,000	219,600
Leisure Equipment & Products - 1.6%
Nintendo Co., Ltd.	Japan	4,000	700,710
Media - 2.8%
Cablevision Systems Corp., Class A (r) *	United States	1,100	52,195
McGraw-Hill Companies, Inc.	United States	6,700	408,566
Pearson Publishing Plc	United Kingdom	14,500	166,744
Publicis Groupe SA	France	6,000	158,892
VNU NV	Netherlands	14,168	435,228
1,221,625
Multi-line Retail - 1.7%
Wal-Mart Stores, Inc.	United States	13,300	765,415
Specialty Retail - 2.7%
Home Depot, Inc.	United States	12,500	637,625
TJX Companies, Inc.	United States	14,500	577,970
1,215,595
Textiles & Apparel - 3.3%
Hermes International	France	2,900	446,588
Hugo Boss AG	Germany	45,200	878,326
Inditex SA *	Spain	6,200	118,160
1,443,074
CONSUMER STAPLES - 10.4%
Beverages - 2.5%
Anheuser-Busch Companies, Inc.	United States	11,600	524,436
Coca-Cola Co.	United States	4,300	202,745
Interbrew SA	Belgium	13,000	355,837
1,083,018
Food & Drug Retailing - 2.9%
Koninklijke Ahold NV	Netherlands	16,453	478,620
Seven-Eleven Japan Co., Ltd.	Japan	17,000	620,258
SYSCO Corp.	United States	6,100	159,942
1,258,820
Food Products - 1.8%
George Weston, Ltd.	Canada	7,700	500,019
Kraft Foods, Inc., Class A	United States	9,000	306,270
806,289
Household Products - 1.6%
Procter & Gamble Co.	United States	2,200	174,086
Reckitt Benckiser Plc	United Kingdom	37,500	545,175
719,261

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.6%
Avon Products, Inc.	United States	6,000	$279,000
Colgate-Palmolive Co.	United States	7,500	433,125
712,125
ENERGY - 3.1%
Energy Equipment & Services - 0.2%
Nabors Industries, Inc. *	United States	3,000	102,990
Oil & Gas - 2.9%
Exxon Mobil Corp.	United States	7,100	279,030
Suncor Energy, Inc.	Canada	16,000	526,534
Woodside Petroleum, Ltd.	Australia	70,000	479,793
1,285,357
FINANCIALS - 20.4%
Banks - 5.2%
Deutsche Pfandbriefbank AG (DePfa-Bank)	Germany	7,200	406,977
Lloyds TSB Group Plc	United Kingdom	53,000	574,803
Royal Bank of Scotland Group Plc *	United Kingdom	25,500	29,148
Royal Bank of Scotland Plc	United Kingdom	29,974	728,593
Wells Fargo & Co.	United States	13,000	564,850
2,304,371
Diversified Financials - 7.0%
Charles Schwab Corp. (r)	United States	9,500	146,965
Citigroup, Inc.	United States	21,833	1,102,130
Fannie Mae	United States	9,900	787,050
MBNA Corp.	United States	21,375	752,400
Morgan Stanley Dean Witter & Co.	United States	5,500	307,670
3,096,215
Insurance - 6.6%
Aegon NV	Netherlands	17,500	473,560
American International Group, Inc. (r)	United States	8,500	674,900
Marschollek Lauten	Germany	6,300	458,786
Marsh & McLennan Co.	United States	4,500	483,525
Swiss Reinsurance Co.	Switzerland	8,030	808,032
2,898,803
Real Estate - 1.6%
Cheung Kong Holdings, Ltd.	Hong Kong	28,000	290,853
Westfield Holdings	Australia	49,400	426,160
717,013
HEALTH CARE - 16.9%
Health Care Equipment & Supplies - 5.0%
Coloplast A/S	Denmark	10,000	658,541
Guidant Corp. (r) *	United States	4,400	219,120
Luxottica Group SpA, ADS	Italy	79,500	1,310,160
2,187,821

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 11.9%
Abbott Laboratories	United States	10,700	$596,525
Altana AG	Germany	19,500	972,044
Astrazeneca Plc, ADR (r)	United Kingdom	6,000	279,600
Bristol-Myers Squibb Co.	United States	6,800	346,800
GlaxoSmithKline Plc, ADR	United Kingdom	5,141	256,124
Johnson & Johnson Co.	United States	6,600	390,060
Pfizer, Inc.	United States	16,500	657,525
Sanofi-Synthelabo SA	France	5,920	441,600
Schering-Plough Corp.	United States	14,200	508,502
Takeda Chemical Industries, Ltd.	Japan	11,000	497,901
UCB SA	Belgium	8,200	331,896
5,278,577
INDUSTRIALS - 9.8%
Aerospace & Defense - 3.7%
Bombardier, Inc., Class B	Canada	77,500	803,084
United Technologies Corp.	United States	13,095	846,330
1,649,414
Commercial Services & Supplies - 0.1%
Amadeus Global Travel	Spain	11,300	65,180
Construction & Engineering - 1.0%
Societe Technip	France	3,300	440,624
Industrial Conglomerates - 4.3%
Eniro AB *	Sweden	32,500	233,186
General Electric Co.	United States	28,300	1,134,264
Li & Fung, Ltd.	Hong Kong	284,000	318,682
Tyco International, Ltd.	United States	3,700	217,930
1,904,062
Transportation Infrastructure - 0.7%
Brisa-Auto Estradas de Portugal, SA	Portugal	70,000	296,598
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 2.9%
Cisco Systems, Inc. *	United States	31,200	565,032
Datacraft Asia, Ltd.	Singapore	88,000	191,840
Nokia Corp., ADR	Finland	17,100	419,463
Nokia Oyj	Finland	5,000	128,894
1,305,229
Computers & Peripherals - 3.9%
Dell Computer Corp. *	United States	10,000	271,800
International Business Machines Corp.	United States	3,600	435,456
Logitech International SA *	Switzerland	23,500	860,222
Sun Microsystems, Inc. *	United States	11,500	141,450
1,708,928
Semiconductor Equipment & Products - 1.3%
Intel Corp.	United States	17,900	562,955

9

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)
December 31, 2001

	Country	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 4.0%
Microsoft Corp. *	United States	10,800	$715,500
Oracle Corp.	United States	30,800	425,348
SAP AG	Germany	1,800	234,412
SAP AG, ADR	Germany	13,200	421,476
1,796,736
MATERIALS - 1.8%
Chemicals - 0.4%
PPG Industries, Inc.	United States	3,600	186,192
Construction Materials - 1.4%
CRH Plc	Ireland	34,702	610,077
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 2.9%
SBC Communications, Inc.	United States	11,500	450,455
Telecom Italia Mobile SpA (“Tim”)	Italy	40,000	223,250
Verizon Communications, Inc.	United States	12,200	579,012
1,252,717
Wireless Telecommunications Services - 1.9%
NTT Mobile Communication Network, Inc.	Japan	33	387,909
Vodafone Group Plc, ADR	United Kingdom	18,000	462,240
850,149
Total Common Stocks			42,019,586
SHORT-TERM INVESTMENTS - 7.4%
MUTUAL FUND SHARES - 7.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	1,847,953	1,847,953
Navigator Prime Portfolio (rr)	United States	1,418,800	1,418,800
Total Short-Term Investments			3,266,753
Total Investments - (cost $45,458,645) - 102.4%			45,286,339
Other Assets and Liabilities - (2.4%)			(1,062,835)
Net Assets - 100.0%			$44,223,504

*	Non-income producing security.
(r)	All or a portion of this security is on loan.
(rr)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)
December 31, 2001

At December 31, 2001, the Fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

United States	$22,782,994	50.4%
United Kingdom	3,436,697	7.6%
Germany	3,372,020	7.4%
Japan	2,206,778	4.9%
France	1,924,381	4.2%
Canada	1,829,637	4.0%
Italy	1,753,010	3.9%
Switzerland	1,668,254	3.7%
Netherlands	1,387,407	3.1%
Australia	905,953	2.0%
Belgium	687,733	1.5%
Denmark	658,541	1.5%
Ireland	610,077	1.3%
Hong Kong	609,535	1.3%
Finland	548,357	1.2%
Portugal	296,598	0.7%
Sweden	233,187	0.5%
Singapore	191,840	0.4%
Spain	183,340	0.4%
Total	$45,286,339	100.0%

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$45,458,645
Net unrealized losses on securities	(172,306)

Market value of securities	45,286,339
Foreign currency, at value (cost $275,616)	278,105
Receivable for securities sold	697,491
Receivable for Fund shares sold	30,156
Dividends and interest receivable	41,891
Deferred organization expenses	336
Receivable from investment advisor	12,438

Total assets	46,346,756

Liabilities
Payable for securities purchased	698,544
Payable for Fund shares redeemed	129
Payable for securities on loan	1,418,800
Due to other related parties	243
Accrued expenses and other liabilities	5,536

Total liabilities	2,123,252

Net assets	$44,223,504

Net assets represented by
Paid-in capital	$48,591,505
Overdistributed net investment income	(245)
Accumulated net realized losses on securities and foreign currency related transactions	(4,198,408)
Net unrealized losses on securities and foreign currency related transactions	(169,348)
Total net assets	$44,223,504

Shares outstanding	3,564,259

Net asset value per share	$12.41

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $37,987)	$549,802
Interest	70,308

Total investment income	620,110

Expenses
Advisory fee	370,965
Administrative services fees	42,640
Transfer agent fee	608
Trustees’ fees and expenses	806
Printing and postage expenses	23,973
Custodian fee	31,354
Professional fees	15,229
Organization expenses	2,024
Other	3,843

Total expenses	491,442
Less: Expense reductions	(1,216)
Fee waivers	(63,830)

Net expenses	426,396

Net investment income	193,714

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(2,624,770)
Foreign currency related transactions	(13,082)

Net realized losses on securities and foreign currency related transactions	(2,637,852)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(3,632,504)

Net realized and unrealized losses on securities and foreign currency related transactions	(6,270,356)

Net decrease in net assets resulting from operations	$(6,076,642)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$193,714	$191,898
Net realized losses on securities and foreign currency related transactions	(2,637,852)	(1,481,506)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(3,632,504)	(1,308,131)

Net decrease in net assets resulting from operations	(6,076,642)	(2,579,739)

Distributions to shareholders from
Net investment income	(197,806)	(201,586)

Capital share transactions
Proceeds from shares sold	36,392,563	34,108,035
Payment for shares redeemed	(29,474,155)	(9,150,389)
Net asset value of shares issued in reinvestment of distributions	197,806	201,586

Net increase in net assets resulting from capital share transactions	7,116,214	25,159,232

Total increase in net assets	841,766	22,359,907
Net assets
Beginning of period	43,381,738	21,021,831

End of period	$44,223,504	$43,381,738

Overdistributed net investment income	$(245)	$(245)

Other Information:
Share increase (decrease)
Shares sold	2,806,460	2,281,764
Shares redeemed	(2,271,397)	(609,598)
Shares issued in reinvestment of distributions	16,174	14,544

Net increase in shares	551,237	1,686,710

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Global Leaders Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

C. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

D. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

H. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.87% of the average daily net assets of the Fund.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $63,830. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.15%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $39,047,027 and $31,206,900, respectively, for the year ended December 31, 2001.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements (continued)

The Fund loaned securities during the year ended December 31, 2001 to certain brokers. At December 31, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,372,780 and $1,418,800, respectively. During the year ended December 31, 2001, the Fund earned $11,289 in income from securities lending.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $45,648,122. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,895,986 and $5,257,769, respectively, with a net unrealized depreciation of $361,783.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $47,378, $35,455, $1,132,979 and $982,338, expiring in 2006, 2007, 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $1,810,781.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $1,216 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements

Board of Trustees and Shareholders
Evergreen VA Global Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Global Leaders Fund, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Global Leaders Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 93.81% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560857 12/01